                                                                   EXHIBIT 10.11
                                                                   AMENDMENT ONE
                                                        ASSET PURCHASE AGREEMENT
                                                                    SCC/PRINTRAK
--------------------------------------------------------------------------------

                                  AMENDMENT ONE
                                     TO THE
                        ASSET PURCHASE AGREEMENT BETWEEN
                         PRINTRAK INTERNATIONAL INC. AND
                         SCC COMMUNICATIONS CORPORATION

This Amendment One, effective December 1, 1997, amends and modifies certain terms and conditions of the Asset Purchase Agreement ("Agreement") dated July 18, 1997, between PRINTRAK INTERNATIONAL INC. ("Printrak") and SCC COMMUNICATIONS CORPORATION ("SCC").

     WHEREAS, Printrak and SCC have entered into the Agreement to consummate Printrak's acquisition of the Computer Automated Dispatch ("CAD") and Records Management System ("RMS") business unit of SCC; and

     WHEREAS, pursuant to the Agreement, Printrak acquired certain rights to sublicense and use the Graphic Geofile Management ("GGM") products and services as stated in Exhibit D ("Mapping Services") of the Agreement; and

     WHEREAS, the copyright and other intellectual property rights in and to the GGM product are mutually owned by SCC and Signal Soft Corporation ("Signal Soft"), and the right to license and sublicense same is also shared by such parties; and

     WHEREAS, both Parties to the Agreement wish to further define and clarify the GGM product and service rights and obligations addressed within Exhibit D of the Agreement.

     NOW THEREFORE, in consideration of the mutual terms and conditions, promises and covenants hereinafter set forth, Printrak and SCC agree as follows:


1.   GGM SOFTWARE APPLICATION - LICENSE RIGHTS

In addition to the sublicense rights granted to Printrak in Exhibit D of the Agreement, the Parties agree that object code and source code for the GGM Software Application shall be provided to Printrak employees on a "need to know" basis. Except for the limited rights granted to Printrak herein, nothing herein shall be deemed to have conveyed any right, title or interest, including but not limited to copyright, in or to the GGM Product or its related intellectual property.

1.1  SOURCE CODE RIGHTS

Printrak shall be allowed to modify and enhance Source Code. Any Printrak modifications, enhancements or improvements to the Source Code shall be made available by Printrak to SCC and Signal Soft within a reasonable time after the same is available. SCC and Signal Soft shall own such modifications, enhancement and improvements and shall be permitted hereby to utilize same for their respective business purposes, and Printrak shall have a non-exclusive, perpetual, paid-up license to exploit same in accordance with the terms and conditions of the Agreement as amended hereby. Updated Source Code for the GGM products shall be shared by Printrak, SCC and Signal Soft for the purposes of conducting each parties' respective independent business operations.


--------------------------------------------------------------------------------

                                                                   AMENDMENT ONE
                                                        ASSET PURCHASE AGREEMENT
                                                                    SCC/PRINTRAK
--------------------------------------------------------------------------------



Printrak is granted the right to provide Source Code in third party escrow accounts to Printrak's CAD and RMS customers. Any such arrangement shall occur with the guidance of a third party escrow agent who shall utilize a written escrow agreement in connection therewith. All third party escrow agreements shall mandate that: (i) the escrow agent shall not release the Source Code until sufficient evidence has been demonstrated to said agent that Printrak is unable to protect the interests of such customer related to the GGM product absent the release of the GGM product Source Code; and (ii) the escrow agent is obligated to release the Source Code only after providing SCC and Signal Soft with not less than 30 days written notice of the agent's intent to release same; and
(iii) the costs related to said escrow agreement or the release of the Source Code shall in no way be borne by SCC or Signal Soft. Any non-conforming escrow agreement shall be void and shall result in the automatic revocation of any sublicense granted to Printrak's CAD or RMS customers.

1.2  GGM APPLICATION LICENSES

The grant of license rights to Printrak from SCC provided in Exhibit D of the Agreement is further clarified herein to include all code necessary to build complete GGM, TMD and CAD workstation applications, inclusive but not limited to the following SCC GGM Software Applications in the version level available as of June 30, 1997:

     *    GGM System License
     *    GGM PC License
     *    GGM System Admin Kit
     *    GCi License
     *    Federation Transfer License
     *    GMi License
     *    Pin Mapping License

2.   DOCUMENTATION

The initial release of each GGM product Source Code to Printrak for Printrak's business usage shall include one electronic and one hard copy media of the documentation materials for said GGM product. Thereafter, Printrak shall be responsible for updating the documentation to reflect any Printrak modifications, enhancements or improvements to functionality resulting from Printrak's changes to the Source Code.

SCC and Signal Soft shall be responsible for updating the documentation to reflect any SCC or Signal Soft modifications, enhancements or improvements to functionality resulting from either parties' changes to the Source Code.

All such updated documentation shall be shared between Printrak, SCC and Signal Soft in electronic and hard copy media format for the purposes of conducting each parties' independent business operations.

3.   SUPPORT AND IMPLEMENTATION SERVICES

Printrak is granted the right to conduct Support and Implementation Services of the GGM products on an independent basis.



--------------------------------------------------------------------------------
                                       2

                                                                   AMENDMENT ONE
                                                        ASSET PURCHASE AGREEMENT
                                                                    SCC/PRINTRAK
--------------------------------------------------------------------------------


SCC will not be obligated to offer Printrak the GGM services listed in Exhibit D and referenced in subparagraph 7.11 of the Agreement. However, if SCC should elect to do so, such services will be billed on a time and materials basis using the same rates stated in paragraph 4 herein regarding Printrak's services. SCC reserves its right to increase said rates by not more than ten percent (10%) per year.

4.   EXHIBIT D CLARIFICATION

SCC and Printrak agree that the subcontract services for GGM services listed in Exhibit D of the Agreement may be conducted independently by Printrak, without obligation to SCC. Further, the parties recognize that SCC may wish to obtain GGM related services from Printrak for support of SCC customers. The parties agree that the following labor rates shall apply for each parties' applicable services provided to the other party, which rates shall apply in the event a prior or subsequently fixed price agreement for specific services has not been mutually agreed upon between the parties.

================================================================================
          LABOR TYPE                              HOURLY RATE
--------------------------------------------------------------------------------
 Geofile Application Engineer                      $ 84.00
--------------------------------------------------------------------------------
 Geofile Technician                                $ 58.00
--------------------------------------------------------------------------------
 Mapping Application Engineer                      $ 89.00
--------------------------------------------------------------------------------
 Mapping Software Engineer                         $100.00
================================================================================

All other surviving terms and conditions in the Agreement which do not conflict with this Amendment or its Exhibits, if any, shall be unmodified and shall continue in full force and effect. Printrak and SCC accept and agree to the terms and conditions of this Amendment One, as indicated by the signatures of their respective, duly authorized representatives, as executed on the date shown below.

PRINTRAK INTERNATIONAL INC.                    SCC COMMUNICATIONS CORP.

/s/ Mike Lyons                                 /s/ George Heinrichs
---------------------------------              ---------------------------------
(Signature)                                    (Signature)

Mike Lyons / GM Boulder                        George Heinrichs / CEO
---------------------------------              ---------------------------------
(Printed Name/Title)                           (Printed Name/Title)

12/3/97                                        11/26/97
---------------------------------              ---------------------------------
(Date)                                         (Date)




--------------------------------------------------------------------------------
                                       3